SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A-1

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                         September 20, 1996

                  ________________________________



                         THE COMPANY DOCTOR
       (Exact name of registrant as specified in its charter)


Delaware                       1-14150                    72-1234136
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                             Suite 1800
                         5215 North O'Connor
                        Irving, Texas  75039
              (Address of principal executive offices)


                           (972) 401-8300
        (Registrant's telephone number, including area code)
ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Practice as an amendment to the Form 8-K.

(b) It was impracticable to provide the pro forma financial information relative to the Subsidiary at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required financial statements as an amendment to the Form 8-K.

(c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
        Exhibit                                                 Item
No.                 Description                             No.

*2.10               Stock  Purchase  Agreement  by  and
                    among Robert G. Duchouquette, M.D.,
                    P.A., Robert G. Duchouquette,  M.D.
                    and   The  Physician  Group,  P.A.,
                    including  Note,  Pledge  Agreement
                    and Security Agreement                  2

*2.11               Stock  Purchase  Agreement  by  and
                    between   Robert  G.  Duchouquette,
                    M.D. and the Company                    2

*2.12               Registration  Rights  Agreement  by
                    and between Robert G. Duchouquette,
                    M.D. and the Company                    2

o99.7               Financial  Statements  of  Beltline
                    North Medical Clinic                    99

o99.8               Pro Forma Financial Statements
                                                            99

*    Previously filed.
o    Filed herewith

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE COMPANY DOCTOR

Date:   December 20, 1996          By:  /s/ Fred G. Parrish
                                          Fred   G.  Parrish,   Chief
Operating Officer
                            EXHIBIT INDEX

        Exhibit
No.                 Description                             Page

*2.10               Stock  Purchase  Agreement  by  and
                    among Robert G. Duchouquette, M.D.,
                    P.A., Robert G. Duchouquette,  M.D.
                    and   The  Physician  Group,  P.A.,
                    including  Note,  Pledge  Agreement
                    and Security Agreement                  N/A

*2.11               Stock  Purchase  Agreement  by  and
                    between   Robert  G.  Duchouquette,
                    M.D. and the Company                    N/A

*2.12               Stock  Purchase  Agreement  by  and
                    between   Robert  G.  Duchouquette,
                    M.D. and the Company                    N/A

o99.3               Financial  Statements  of  Doctor's
                    Inn, Incorporated                       F-7

o99.4               Pro Forma Financial Statements
                                                            F-1